Fees Summary	Sep. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 863.64
Total Fee Amount	863.64
Total Transaction Valuation	5,641,004.00
Total Offset Amount	0.00
Net Fee	$ 0.00